EXHIBIT 99.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

         In connection with the accompanying Quarterly Report on Form 10-QSB of Sealant Solutions, Inc. for the quarter March 31, 2003, I, Michael E. Fasci, Chairman and CEO of Sealant Solutions, Inc. hereby certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

         (1) such Quarterly Report on Form 10-Q for the quarter ended March 31, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and



         (2) the information contained in such Quarterly Report on Form 10-Q for the quarter ended March 31, 2003, fairly presents, in all material respects, the financial condition and results of operations of Sealant Solutions, Inc.

                                        SEALANT SOLUTIONS, INC.


Date: April 22, 2003                    By: /s/ Michael E. Fasci
                                            -----------------------------------
                                            Michael E. Fasci, Chairman and CEO